UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

United Therapeutics Corporation

(Exact Name of Registrant as Specified in the Charter)

Delaware	000-26301	52-1984749
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 Spring Street Silver Spring, MD	20910
(Address of principal executive offices)	(Zip Code)

(301) 608-9292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note Regarding This Amendment:

This Amendment No. 1 to the Form 8-K originally filed by United Therapeutics Corporation (the “Company”) with the Securities and Exchange Commission on February 22, 2008 (the “Form 8-K”), is being filed in order to correct typographical errors contained in the Form 8-K. No other changes have been made to the Form 8-K.

The corrections are as follows:

The Form 8-K reported an increase in Dr. Roger Jeffs’ contingent annual cash incentive bonus opportunity target from $425,000 to $485,000.  Dr. Jeffs’ increase was from $420,000 to $485,000.

The Form 8-K reported that Mr. Paul Mahon’s contingent annual equity incentive bonus opportunity target remains unchanged at 175,000 stock options.  Mr. Mahon’s contingent annual equity incentive bonus opportunity target remains unchanged at 125,000 stock options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

(Registrant)

Dated: March 7, 2008	By:	/s/ PAUL A. MAHON
	Name:	Paul A. Mahon
	Title:	General Counsel